                        MUSTANG SOFTWARE, INC.
                         6200 Lake Ming Road
                     Bakersfield, California 93306
                            (805) 873-2500
                         Fax : (805) 873-2474

                              May 7, 1998

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

     Re:  Mustang Software, Inc.

Dear Sirs:

On behalf of Mustang Software, Inc. (the "Company"), enclosed herewith is the definitive copies of the Company's Proxy Statement and form of Proxy in the form in which such material is being furnished to shareholders of the Company.

In accordance with Rule 14a-6(d), please be advised that such material is being released (i.e.
mailed) to shareholders beginning on May 7, 1998


               Very truly yours,

               Mustang Software, Inc.



               by: /s/ Donald M. Leonard
               Donald M. Leonard
               Vice President Finance and
               Chief Financial Officer


Enclosures
cc:  The Nasdaq Stock Market (Attn: Reports Section)
      (via Federal Express, w/3 copies of encls.)

                      SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                     of 1934 (Amendment No.   )

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]  Definitive Proxy Statement

  [ ]  Definitive Additional Materials

  [ ] Soliciting Material Pursuant to section240.14a-11(c) or section240.14a-12

                       MUSTANG SOFTWARE, INC.
          (Name of Registrant as Specified In Its Charter)

                        -------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
  Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
  0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of MUSTANG SOFTWARE, INC. (the "Company") will be held at the Rio Bravo Resort, located at 11200 Lake Ming Road, Bakersfield, California, 93306, on June 8, 1998 , at 10:00 a.m. Pacific Daylight Time, for the following purposes:

     1.   To elect a board of directors to serve for the ensuing year;

     2. To approve amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan") to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 850,000 shares. A copy of the Stock Option Plan as so amended is attached as Exhibit A to the Proxy Statement accompanying this Notice.

     3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase by 50,000 shares the number of shares of Common Stock that may be sold under the Employee Stock Purchase Plan. A copy of the Employee Stock Purchase Plan as so amended is attached as Exhibit B to the Proxy Statement accompanying this Notice.

     4. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the year ending December 31, 1998; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Common Stock of record at the close of business on April 16, 1998 will be entitled to vote at the meeting.

     Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but want the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person if you find it convenient to attend. Please return the proxy promptly to avoid the expense of additional proxy solicitation.

Dated: May 7, 1998                 For the board of directors






                                   Michael S. Noling, Secretary

                           PROXY STATEMENT

                    FOR ANNUAL MEETING TO BE HELD
          JUNE 8, 1998, AT 10:00 A.M. PACIFIC DAYLIGHT TIME

     Your proxy is solicited on behalf of the board of directors of Mustang Software, Inc. (the "Company" or "Mustang") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Rio Bravo
Resort, located at 11200 Lake Ming Road, Bakersfield, California, 93306, on June 8, 1998, at 10:00 a.m. Pacific Daylight Time. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares will be voted for the election of the five nominees for director named herein; for approval of the amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan") to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 850,000 shares; for approval of the amendment to the Company's Employee Stock Purchase Plan to increase by 50,000 shares the number of shares of Common Stock that may be sold under the Employee Stock Purchase Plan; and for ratification of the appointment of Arthur Andersen LLP as the independent accountants of the Company for the year ending December 31, 1998. Any proxy given may be revoked anytime prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date, or by attending and voting in person at the meeting.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

     THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, CONSISTING OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING PROVIDED TO EACH SHAREHOLDER CONCURRENTLY WITH THIS PROXY STATEMENT.

     Holders of Common Stock of record at the close of business on April 16, 1998 (the "Record Date") will be entitled to vote at the meeting. There were 3,417,961 shares of Common Stock outstanding at that date. Each share is entitled to one vote and a majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the meeting.
Shareholders have cumulative voting rights in the election of directors.
Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any shareholder gives such notice, then all shareholders may then cumulate their votes.

                            PROPOSAL NO. 1

                        ELECTION OF DIRECTORS

     The Company's directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected. The Company's Bylaws currently provide for a variable board of directors with a range of between five and nine members, with the number currently set at five. No proxy will be voted for more than five nominees for director.

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute the Company's board of directors. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. If any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holders will refrain from voting for the unavailable nominee or will vote for a substitute nominee in the exercise of their best judgment.

Information Concerning Nominees

Information concerning the nominees based on data furnished by them is set forth below:


                                                          Director
Name                    Age   Position with Company       Since
James A. Harrer         38    President, Chief            1988
                              Executive Officer and
                              Chairman of the Board

Stanley A. Hirschman    50    Director                    1995

Michael S. Noling       58    Secretary and Director      1995

C. Scott Hunter         30    Vice President              1995
                              Engineering, Chief
                              Technical Officer and Director

Donald M. Leonard       35    Vice President              1997
                              Finance, Chief
                              Financial Officer and Director

     James A. Harrer founded the Company's business in January 1986, has served the Company in various positions and currently serves as its President and Chief Executive Officer and as Chairman of its board of directors.
Mr. Harrer was responsible for writing Mustang's Wildcat! Product line through version 3. Mr. Harrer continues to work with the engineering team to develop new products and was the primary visionary in developing Mustang's Web Essential Product Line, including Internet Message Center, FileCenter and ListCaster. In addition, Mr. Harrer oversees all marketing, advertising, public relations, sales promotion, merchandising and package design, identifying new markets, expanding foreign markets and identifying target technology.

     C. Scott Hunter joined the Company in June 1988 and has served as the Company's Vice President Engineering since August 1991 and became Chief Technical Officer in April 1996. Mr. Hunter became a director of the Company upon completion of the Company's initial public offering in April 1995. He is responsible for the coordination of new products under development as well as normal software maintenance. Mr. Hunter became the lead programmer on Wildcat! after the release of Wildcat! 3 and was also the lead programmer on QmodemPro for Windows. Mr. Hunter obtained a B.S. in Computer Science and a minor in economics from California State University

     Donald M. Leonard has served as the Company's Vice President of Finance and Chief Financial Officer since June 1993. Mr. Leonard is responsible for the Company's financial matters and tax strategies, and supervises the development of Mustang's custom internal accounting and customer database system. From January 1991 to June 1993, Mr. Leonard served as a manager in audit and tax at Kenneth E. Rhodes & Co., a Bakersfield accounting firm, where he was responsible for a portion of the client base and supervised the firm's computer operations. From April 1988 to January 1991, he was employed by Rohmiller, Brown, Rhodes & Co., and from January 1985 to April 1988, he was employed by Brown, Waits and Armstrong, both Bakersfield accounting firms. Mr. Leonard obtained a B.S. in Accounting at California State University in Bakersfield in 1987 and is a Certified Public Accountant. Mr. Leonard became a director of the Company in April 1997.

     Stanley A. Hirschman became a director of the Company upon completion of theCompany's initial public offering in April 1995. Mr. Hirschman is currently Vice President of Global Marketing Partners Inc. Mr. Hirschman served as
Vice President, Store Operations, of Software Etc. Stores (now part of the NeoStar Retail Group, Inc.) from February 1989 until May 1996. From September 1984 to February 1989, Mr. Hirschman worked in various management positions at T.J.Maxx, including Assistant Vice President, Store Administration. His previous experience included multi-store management and merchandising responsibilities at Lane Bryant, a clothing retailer, and The Gap, including director of Operations for its Banana Republic Division.

     Michael S. Noling became a director of the Company in May 1995, is the Chairman of the Audit Committee and became the Company's Secretary in November 1996. In December 1996, Mr. Noling joined the board of directors of Transoft Technologies Corporation, a privately held company and leading supplier of Fibre Channel Storage Area Network (SAN) software and systems for the visual computing and enterprise networking markets. Since December 1995, Mr. Noling also has served as Chairman of the Board of Coryphaeus Software, Inc., a privately held software company that designs and markets software for creating real-time 3D simulations. He also chairs the Coryphaeus Compensation and Audit Committees. In September 1993, Mr. Noling joined Wavefront Technologies as President and Chief Executive Officer and was elected to the board of directors in December 1993. During the next two years Wavefront acquired a French software company, TDI, and completed an IPO and subsequent secondary stock offering, trading on the Nasdaq as WAVE. In June 1995, Silicon Graphics completed the acquisition of Wavefront Technologies and Alias Research to form a combined software company, Alias/Wavefront. Mr. Noling served as a consultant to the new company until December, 1996, when he retired. Previously, Mr. Noling was Executive Vice President and Chief Financial Officer for Applied Magnetics Corporation, a global high technology computer component supplier listed on the New York Stock Exchange. Prior to joining Applied Magnetics Corporation in March 1991, Mr. Noling was a managing partner with Andersen Consulting, where he had extensive experience in key operating and financial positions. Andersen Consulting is one of the world's leading systems integration and software firms, and is a business unit of Arthur Andersen
& Co., S.C. Mr. Noling served as a White House Fellow for one year in the U.S. Office of Management and Budget (OMB). He received a B.S. in Engineering and a M.B.A. from the University of Wisconsin - Madison. Mr. Noling holds a CPA certificate.

     Directors of the Company hold office until the next annual meeting of shareholders and until their earlier resignation or removal. No family relationships exist between any of the executive officers or directors of the Company.

Compensation of Directors

     The Company pays its outside directors $1,500 for each board meeting attended and reimburses them for reasonable expenses incurred in attending meetings. Non-employee directors are granted stock options to purchase
15,000 shares when they join the board and annually thereafter. Such options vest quarterly, are exercisable for 10 years from the date of grant and the exercise price of such options is to be equal to the fair market value of the Common Stock on the date of the grant. On January 18, 1998, the Board granted Messrs. Hirschman and Noling 10-year options to purchase 15,000 shares of Common Stock. The options vest quarterly from their respective anniversary dates of joining the board of directors and the exercise price is $1.75, the market price of the Common Stock on the date of grant.

Committees and Attendance at Board Meetings

     Seven (including three telephonic) meetings of the board of directors were held in 1997. Each director attended at least 75% of the aggregate of all meetings held by (i) the board of directors and (ii) those committees of the board of directors on which such director served.

     During 1997 and through the Record Date, the Audit Committee consisted of the Company's independent directors: Michael S. Noling, (Chairman),
Stanley A. Hirschman, Richard Heming and Bruce Fredrickson. Beginning at the Annual Meeting, the Audit Committee will consist of Messrs. Michael S. Noling Stanley A. Hirschman. This Committee's duties include making recommendations to the board of directors concerning the engagement of independent public accountants, evaluating and approving the professional services provided by the Company's independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee met four times during 1997.

     During 1997, the Compensation Committee consisted of one employee director, James A. Harrer (Chairman), and one independent director, Stan Hirschman, and these individuals will serve on the Compensation Committee following the Annual Meeting. The duties of the Compensation Committee include recommending to the board of directors all officer salaries, stock option grants, management incentive programs and bonus payments (but Mr. Harrer does not participate in compensation decisions with respect to his employment arrangements with the Company). The Compensation Committee met four times during 1997.

     In 1997, the Stock Option Committee was disbanded and it was resolved that the entire board of directors would administer the Company's Stock Option Plan and grant stock options thereunder based upon recommendations provided to the Board by the Compensation Committee. The board of directors presently has no Nominating Committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% or greater shareholders are required by the SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     The Company believes, based solely on a review of the copies of such reports furnished to the Company, that each report required of the Company's executive officers, directors and 10% or greater shareholders was duly and timely filed during the year ended December 31, 1997.

Executive Compensation

     The following table sets forth all compensation paid by the Company during 1995, 1996 and 1997 to its Chief Executive Officer and the only other executive officer whose annual salary and bonus were in excess of $100,000 during 1997 (the "Named Executives"):


                     Annual Compensation               Long term Compensation
Name and Principal                                     Securities    All Other
  Positions          Year Salary  Bonus(1)  Other(2)   Underlying    Compen-
                                                       Options(#)(3) sation(4)

James A. Harrer      1997 $144,550      $0      $0          0           $9,416
President, Chief     1996 $151,050      $0      $0          0          $10,254
Executive Officer    1995 $ 99,400 $30,800  $8,054          0           $8,592
and Chairman of the
Board

C. Scott Hunter      1997 $108,450      $0      $0      66,500(5)       $1,630
Vice President of    1996 $106,200      $0      $0       7,500          $1,658
Engineering and      1995  $68,400 $50,700      $0      50,000          $1,362
Chief Technical
Officer

__________
(1) Includes a cash contribution by the Company to a 401(k) profit sharing plan paid in 1996 and 1997 on behalf of such officer for 1995 and 1996, respectively.
(2)  Consists of an automobile allowance paid by the Company.
(3) Consists of options granted under Mustang's Stock Option Plan. Options vest over three years, commencing one year from the date of grant.
(4)  Consists of life and health insurance premiums paid by the Company.
(5) Consists of repriced options granted under Mustang's Stock Option Plan that were issued in replacement of all earlier options granted to Mr. Hunter under the Stock Option Plan. The Options vest at their original vesting schedules excect that no options (including vested options) were exercisable earlier than one year from the date of the grant of the repriced options.

     Effective February 8, 1996, the Company entered into employment agreements with Messrs. Harrer, Hunter and another executive. Each of the agreements is for a one-year term and automatically renews for succeeding one year terms unless either the Company or the employee provides the other with a notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreements are terminable by either party with or without cause upon the expiration of 30 days' notice of termination. Upon a termination by the Company without cause or by the Employee for good reason (which includes because of a change of control of the Company), the employee is entitled to compensation equal to nine months' salary and continued health benefits for nine months. Upon a termination by the employee without good reason or by the Company with cause, the employee is entitled to compensation equal to four months' salary and continued health benefits for four months.

     Mr. Harrer does not hold any options to purchase Common Stock of the Company and none were granted to him during 1997. The following table provides certain information regarding stock option grants made to C. Scott Hunter during 1997:

                  OPTION GRANTS IN LAST FISCAL YEAR

                   Number of   Percent of
                   Securities  Total Options
                   Underlying  Granted to
                   Options     Employees in   Exercise Price  Expiration
Name               Granted (#) 1997           ($/Sh)          Date


C.  Scott Hunter       9,000     1.7%             1.3125      12/11/2004

                      50,000     9.3%             1.3125       7/11/2005

                        7,500    1.4%             1.3125        7/7/2006

     Mr. Hunter did not exercise any options during 1997. The following table provides certain information concerning Mr. Hunter's unexercised options at December 31, 1997:

                         FY-END OPTION VALUES

               Number of Shares Underlying      Value of Unexercised
                 Unexercised Options At       In-the-Money Options At
                   December 31, 1997             December 31, 1997

Name             Exercisable   Unexercisable    Exercisable  Unexercisable
_______________________________________________________
C. Scott Hunter     0(1)           66,500            0(1)          (2)

__________
(1)  None of Mr. Hunter's options became exercisable until January 3, 1998.
(2)  None of Mr. Hunter's options was in the money at December 31, 1997.

Report on Repricing of Stock Options

     In January 1997, the board of directors authorized the reduction of the exercise price of options granted to employees, including executive officers, and directors, pursuant to the Stock Option Plan. The only Named Executive affected was C. Scott Hunter. The Company accomplished this repricing (the "Repricing") by exchanging each option held by an optionee at the time of the Repricing (the "Surrendered Options") for an option with a lower exercise price and extended vesting period (the "Repriced Options"). The board concluded that the Repricing would effectively serve the board's intended purpose and the purposes of the Stock Option Plan to promote the growth and general prosperity of the Company and to help the Company attract it and retain the best available persons for positions of substantial responsibility and provide key employees with an additional incentive to contribute to the success of the Company. In making this conclusion, the board took into account the following factors, among others:

     * The services rendered or to be rendered by the optionees bore a reasonable relationship to the compensation awarded to such employees;

     * The Repricing was necessary in order to retain employees, particularly in light of Mustang's recent downsizing and competitive pressures for the Company's remaining employees;

     * No greater dilution would be caused by the Repricing;

     * Substantial premiums would have to be paid to new key employees or executives (if any could be attracted to the Company during its current down cycle) in order to replace key personnel who could not be retained without the Repricing;

     * The failure of the Company to grant raises or bonuses in the recent past and salary reductions and foregone bonuses that have been accepted by employees favored the Repricing; and

     * That without the Repricing, competitors' compensation programs would be substantially more generous than Mustang's and more likely to lure talented personnel.

     Even though the board felt that the above factors, among others, justified repricing, the board believed it would be appropriate to delay the vesting of the Repriced Options for some period of time so that the Company would receive new and valuable consideration from the optionee in return for the Repricing and to set the exercise price of the Repriced Options above the then market value. In the case of Repriced Options to members of the board, the board noted that the Repricing appeared appropriate for many of the same factors considered by the board in the case of employees as well as for the outside board members' past forbearance of their directors' fees in certain instances. Accordingly, while the Repriced Options had a lower exercise price than the Surrendered Options, the board determined that the exercise price of the Repriced Options would be $0.25 per share above the closing price on the date the Repriced Options were granted. Further, all Repriced Options were granted subject to a new vesting period beginning on the date of Repricing.
The vesting schedule of the Repriced Options continued the vesting schedule of the Surrendered Options with respect to unvested shares (except for unvested shares that were to vest within one year of the date of grant of the Repriced Options, which were extended until one year of the date of grant of the Repriced Options). Shares of the Surrendered Options that had vested as of the Repricing, became unvested in the Repriced Options until one year of the date of grant of the Repriced Options.

Related Party Transactions

     The Company leases its executive offices and sales, marketing and production facilities from Messrs. Harrer and Heming pursuant to a lease that commenced on December 1, 1993 and expires on November 30, 1998. The lease provides for a monthly base rent of $11,535, subject to annual increases through the term of the lease, plus a percentage of operating expenses and utility costs. The Company believes that this lease is on terms no less favorable than those that could have been obtained from an unaffiliated third party are, and that the rent is comparable to that for similar facilities in the area. Messrs. Harrer and Heming incurred debt in the aggregate amount of $822,000, following two loans in the respective original principal amounts of $450,000 and $372,000, to purchase said facilities. Monthly payments of Messrs. Harrer and Heming under these two loans equal approximately $4,500 and $2,900, respectively. The Company has guaranteed all of this debt and has subordinated its leasehold interest in the facilities to the lenders.
In addition, in the event of a default by Messrs. Harrer and Heming under the loan agreement covering $372,000 of this debt, the lender thereunder may exercise an assignment from Messrs. Harrer and Heming of their interest as landlord in a contingent 20-year lease, previously signed by the Company as tenant, for such facilities. In that event, this contingent lease provides for a monthly rent of $6,200, would supersede the current lease, and would obligate the Company to pay such rent through November 2013.

Shareholding Information as to Directors, Director Nominees and Management

     The following table sets forth as of the Record Date, information regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5 percent of the outstanding shares of Common Stock, (ii) each director and director nominee of the Company beneficially owning Common Stock, (iii) each of the Named Executives and (iv) the executive officers and directors of the Company as a group:

                                  Common Stock
                               Beneficially owned


NAME OF BENEFICIAL OWNER OR     Amount    Percent
      IDENTITY OF GROUP
James A. Harrer                 722,450     21.1%

Richard J. Heming               550,634     16.1

C. Scott Hunter                  65,747      1.9

Donald M. Leonard                27,492      0.8

Stanley A. Hirschman             12,001      0.4

Michael S. Noling                10,001      0.3

Bruce Fredrickson                 5,000      0.2

All executive officers and      1,393,325   40.8
directors as a group
  (8 persons)

_________
(1) Includes any shares purchasable upon exercise of options exercisable within 60 days of the Record Date.

                            PROPOSAL NO. 2

TO APPROVE AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT CAN BE OPTIONED AND SOLD
            UNDER THE STOCK OPTION PLAN TO 850,000 SHARES

     The Stock Option Plan was originally adopted by the Company's board of directors and shareholders on December 12, 1994. As originally adopted, the number of shares that could be optioned and sold under the Stock Option
Plan was 144,000 shares of Common Stock. On July 10, 1995, the Company's board of directors approved an increase of 300,000 shares in the number of shares that could be optioned and sold under the Stock Option Plan bringing to a total of 444,000 shares the number of shares of Common Stock that can be optioned and sold under the Stock Option Plan. On January 17, 1998, the board of directors approved another increase in the number of shares that could be optioned and sold under the Stock Option Plan to a total of 850,000 shares the number of shares of Common Stock that can be optioned and sold under the Stock Option Plan. This increase in the Stock Option Plan is subject to the approval of shareholders, which the Company is seeing at the Annual Meeting.

     The board of directors believes that the selective use of stock options is an effective means of attracting, motivating and retaining employees and that the availability of the number of shares covered by the Stock Option Plan, as amended, is essential to the success of the Company. The board of directors recommends that the shareholders approve the proposed amendments. THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL SHARES OF THE COMPANY PRESENT AT THE MEETING IN PERSON OR BY PROXY IS REQUIRED TO APPROVE THE AMENDMENTS.

     The summary of the provisions of the Stock Option Plan which follows is not intended to be complete. A copy of the Stock Option Plan, as amended by the Board, is annexed to this Proxy Statement as Exhibit A.

Summary of the Provisions of the Stock Option Plan as Amended

     The Company's Stock Option Plan provides for the granting of (i) incentive stock options to key employees and (ii) nonstatutory stock options to key employees and non-employee directors of the Company and any person who performs consulting or advisory services for the Company and who is, by the board of directors or the Stock Option Committee, determined to be eligible to participate. For information concerning the federal income tax distinctions of incentive and nonstatutory stock options, see "Federal Income Tax Consequences of Incentive Stock Options and Nonstatutory Stock Options," below.

     The maximum number of shares of the Company's Common Stock that may be issued pursuant to the exercise of options granted under the Stock Option Plan, as amended, is 850,000 shares (subject to adjustment in the event of stock dividends, splits, reverse splits, recapitalizations, mergers or other similar changes in the Company's capital structure). All options must be granted, if at all, not later than December 11, 2004. The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock to which incentive stock options granted under the Stock Option Plan are exercisable for the first time by any employee of the Company during any calendar year may not exceed $100,000. This limitation shall not apply with respect to nonstatutory stock options.

     The Stock Option Plan is administered by the full board of directors, which determines the terms of options granted, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under the Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee. Incentive stock options and nonstatutory stock options may be and typically are granted for exercise for up to ten years from the date granted and typically vest in equal installments over three years from the date of grant.

     Options granted under the Stock Option Plan are evidenced by written agreements specifying the number of shares covered thereby and the option price, the exercise period and all other terms, restrictions and conditions of the option. The exercise price of all stock options granted under the Stock Option Plan must be at least equal to the fair market value of such shares on the date of grant. With respect to any optionee who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any stock option must be not less than 110% of the fair market value on the date of grant.

     Options must be exercised only by written notice from the optionee (or his estate or other legal representative) to the Company accompanied by payment of the option price in full. The option price may be paid in cash, cash equivalents (certified or cashier's check), or with shares of Common Stock of the Company.

     As of the Record Date, options to purchase an aggregate of 557,697 shares of Common Stock, at a weighted average exercise price of $1.41 per share, were outstanding under the Stock Option Plan. Of these, options to purchase an aggregate of 462,917 shares of Common Stock were granted in 1997 (which includes the Repriced Options). As of the Record Date, 33 employees (including two directors who are employees) and five nonemployee directors were eligible to participate in the Stock Option Plan. All options granted under of the Stock Option Plan since its inception on December 12, 1994 have been granted at exercise prices equal to the fair market value at the date of grant. The fair market value was determined by the board of directors internally prior to the Company's initial public offering in April 1995 and since then by reference to the closing price of the Company's Common Stock on The Nasdaq National Market. As of the Record Date, options for a total of 27,833 shares of Common Stock had been exercised and 36,350 were available for future grants.

     The following table sets forth information from inception of the Stock Option Plan through the Record Date concerning the net number of options under the Stock Option Plan that has been received by (i) each of the Company's current executive officers (which includes the only person receiving 5 percent or more of the options granted), (ii) each nominee for election as director,
(iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, and (v) all employees who are not executive officers:


   Name of                                             No. of shares
   Person             Position with the Company        covered by
   or Group                                            Options (1)
James A. Harrer       President, Chief Executive              0
                      Officer, Chairman of the Board
                      and Director Nominee

Stanley A. Hirschman  Director and Director Nominee      30,000


Michael S. Noling     Director and Director Nominee      30,000


C. Scott Hunter       Vice President Engineering and     66,500
                      Chief Technical Officer,
                      Director and Director Nominee

Donald M. Leonard     Vice President Finance, Chief      30,000
                      Financial Officer, Director and
                      Director Nominee

Richard J. Heming     Director                                0


Bruce Fredrickson     Director                           20,000


All current executive officers as a group                96,500


All current directors who are not executive officers as  80,000 as a group

All employees who are not executive officers as a group 294,250

__________
(1) Includes shares underlying options that were granted subject to the approval of the amendments to the Stock Option Plan being sought at the Annual Meeting.

Federal Income Tax Consequences of Incentive Stock Options and Nonstatutory Stock Options

     THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE OF THIS PROXY STATEMENT. BECAUSE THE CURRENTLY APPLICABLE RULES ARE COMPLEX AND THE TAX LAWS MAY CHANGE AND BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT, EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING FEDERAL (AND ANY STATE AND LOCAL) INCOME TAX CONSEQUENCES. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE STATE OR LOCAL INCOME TAX CONSEQUENCES.

     Options so designated under the Option Plan are intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"). All options that are not designated as ISOs are intended to be "nonstatutory stock options" ("NSOs").

     Incentive Stock Options. The optionee will recognize no income upon the grant of an ISO and incur no tax on its exercise (unless the optionee is subject to the alternative minimum tax). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the shares.

     If the optionee disposes of ISO shares prior to the expiration or either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

     Nonstatutory Stock Options. An optionee will not recognize any taxable income at the time an NSO is granted. However, upon exercise of an NSO, the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (or, in the case of exercise for stock subject to a substantial risk of forfeiture, at the time such forfeiture restriction lapses) and the amount paid for that stock upon exercise of the NSO. In the case of stock subject to a substantial risk of forfeiture, if the optionee makes an 83(b) election, the included amount will be based on the difference between the fair market value on the date of exercise and the option exercise price. The included amount will be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company (either by payment in cash by the optionee or withholding out of the optionee's salary). Upon sale of the shares by the optionee, any appreciation or depreciation in the value of the shares will be treated as capital gain or loss (either long or short term

Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of an NSO by a domestic employee or director to the extent that the optionee recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN.

                            PROPOSAL NO. 3

TO APPROVE AN AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO
   INCREASE BY 50,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK
       THAT MAY BE SOLD UNDER THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Company's board of directors on July 10, 1995 and approved by shareholders on May 13, 1996. An aggregate of 50,000 shares of the Company's Common Stock were reserved for issuance under the Purchase Plan when it was adopted. Nine employees are participating in the Purchase Plan in the current offering period which began on January 1, 1998. Through the Record Date, 34,128 shares of Common Stock had been purchased under the Purchase Plan and 15,872 shares remained available for future purchase under the Purchase Plan.

     On April 18, 1998, the board of directors approved an amendment to the Purchase Plan increasing by 50,000 shares the number of shares of Common Stock that may be sold under the Purchase Plan. Such amendment is subject to the approval of shareholders which is being sought at the Annual Meeting.
The purpose of the Purchase Plan is to provide employees of the Company who participate in the Purchase Plan with an opportunity to purchase Common
Stock of the Company through payroll deductions THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL SHARES OF THE COMPANY PRESENT AT THE MEETING IN PERSON OR BY PROXY IS REQUIRED TO APPROVE THE AMENDMENTS.

     The summary of the provisions of Purchase Plan which follows is not intended to be complete. A copy of the Purchase Plan as amended is annexed to this Proxy Statement as Exhibit B.

SUMMARY OF THE PROVISIONS OF THE PURCHASE PLAN

Administration

     The Purchase Plan, and the rights of the participants to make purchases thereunder, are intended to qualify under the provisions of Section 421 and 423 of the Code. The Purchase Plan may be administered by the board of directors or by a committee of the Board, and is currently being administered by the Stock Option Committee of the board of directors. The Stock Option Committee consists of James A. Harrer, the Company's President, Chief Executive Officer and Chairman of the Board, and Stanley A. Hirschman, an independent director. All questions of interpretation of the Purchase Plan are determined in the sole discretion of the board of directors or the committee, and its determinations are final and binding upon all participants. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan.

     Members of the board of directors who are eligible employees are permitted to participate in the Purchase Plan. Members of the Board who are eligible to participate in the Purchase Plan may not vote on any matters affecting the administration of, or grant of any option pursuant to, the Purchase Plan. No member of the Board who is eligible to participate in the Purchase Plan may be a member of a committee established to administer the Purchase Plan.

Eligibility

     Any person who is employed by the Company (or any of its majority-owned subsidiaries) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code.

Offering Periods

     The Purchase Plan is implemented by consecutive six-month offering periods ("Offering Periods") commencing on or about January 1 and July 1 of each year. The Board may change the duration of the offering periods with respect to future offerings without shareholder approval upon fifteen days prior notice. The first Offering Period commenced on July 10, 1995 and ended on June 30, 1996. The first Offering Period was a special, long offering period that was adopted to permit participation in the Purchase Plan by employees of the Company who elected to participate pending approval of the Purchase Plan by shareholders.

Participation in the Plan

     Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions for the purchase of shares under the Plan prior to the beginning of an Offering
Period, unless a later time for filing the subscription agreement has been set by the Board for all eligible employees with respect to a given offering. A person who becomes employed after the commencement of an Offering Period may not participate in the Plan until the commencement of the next Offering Period. In effect, the participant is given an option that may or may not be exercised on the next Exercise Date in the Offering Period. Unless the participant's participation is discontinued, the option for the purchase of shares will be exercised automatically on the next Exercise Date in the Offering Period, and the maximum number of full shares purchasable with such participant's accumulated payroll deduction will be purchased for the participant at the applicable price.

     The following table sets forth information regarding the purchase of the Company's Common Stock under the Purchase Plan from inception on July 10, 1995 through the Record Date by (i) each of the Company's Named Executives, (ii) all current executive officers as a group, and (iii) all employees who are not executive officers:

                                               Number      Dollar Value
 Name of Person    Position with the Company  of Shares       ($)(2)
     or Group                                 Purchased(1)
James A. Harrer    President, Chief Executive      0              0
                   Officer, Chairman
                   of the Board

C. Scott Hunter    Vice President Engineering    413            904


All current executive officers as a group      5,416          11,861


All employees who are not executive           38,486          84,284
officers as a group

__________

(1) Assumes with respect to shares purchased during the current offering period ending on June 30, 1998, that employees' payroll deductions through June 30, 1998 will be the same as they were at January 1, 1998, and that the purchase price will be 85% of the fair market value of the Company Common Stock on January 1, 1998, the first day of the offering period, which was $1.25 per share as reported as the closing price on the Nasdaq National Market on December 31, 1997.

(2) Market value of shares purchased less purchase price. Market value is based on the fair market value of the Company's Common Stock on the Record Date which was $2.19 per share as reported as the closing price on the Nasdaq National Market. Purchase price is based on the information in note 1 above.

Purchase Price

     The purchase price per share at which shares are sold under the Purchase Plan is 85% of the lower of the fair market value of the Common Stock (a) on the date of commencement of the Offering Period or (b) on the applicable Exercise Date within such Offering Period. The applicable"Exercise Date" is the last day of the particular six-month exercise period within the Offering Period. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by the Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

     At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Purchase Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions during the Offering Period. The deductions may not exceed 10% of a participant's eligible compensation. The board of directors currently has defined eligible compensation to mean base pay, plus all other amounts attributable to overtime, shift premium, incentive compensation, regular bonuses and commissions (except to the extent that the exclusion of such item for every employee is specifically directed by the Board or its committee. A participant may discontinue his or her participation in the Plan or may increase or decrease the rate of payroll deductions at any time during the Offering Period. Payroll deductions generally commence on the first payday following the commencement of the Offering Period, and continue at the same rate until the end of the Offering Period unless sooner terminated as provided in the Purchase Plan. All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares issuable to a participant in an Offering Period is the lesser of (i) the number of shares purchasable by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or 85% of the fair market value of the Common Stock on the exercise date, or (ii) to the extent such limit is imposed by law, the number of shares purchasable without allowing an employee to accrue the right to purchase shares under the Purchase Plan at a rate exceeding $25,000 of fair market value of such shares(determined at the first day of the Offering Period) for each calendar year in which the option is outstanding at any time. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically on the next subsequent Exercise Date at the applicable price. See discussion below under "Withdrawal."

     Notwithstanding the foregoing, no participant will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the participant would own 5% or more of the combined voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options). Furthermore, if the total number of shares issuable on an Exercise Date exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares will be made in as uniform a manner as is generally practicable.

Withdrawal

     A participant's interest in a given offering may be terminated in whole, but not in part, for the exercise period or for the entire Offering Period by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the Offering Period. Any withdrawal by the participant of accumulated payroll deductions for a given exercise period automatically terminates the participant's participation in that Offering Period. The failure to remain in the continuous employ of the Company for at least 20 hours per week during an Offering Period will be deemed to be a withdrawal from that Offering Period. A participant's withdrawal from an Offering Period does not have any effect upon such participant's eligibility to participate in subsequent Offering Periods under the Purchase Plan.

Designation of Beneficiary

     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to an exercise date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Purchase Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, special consent will be required for such designation to be effective.

     Such designation of beneficiary may be changed by the participant at any time by written notice. If a participant dies without having made a valid beneficiary designation, the Company will deliver the shares and/or cash to which the participant would be entitled to the participants' executor or administrator, but if no executor or administrator has been appointed to the knowledge of the Company, the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if none of them is known to the Company, then to such other person as the Company may reasonably designate.

Adjustment on Changes in Capitalization

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the board of directors in the shares subject to purchase the purchase Plan and in the purchase price per share. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to such dissolution or liquidation, unless the Board provides otherwise. The Board may also, in the exercise of its sole discretion, adjust the number of shares of Common Stock available for issuance under the Purchase Plan as well as the purchase price per share for outstanding options in the event the Company effects a reorganization, recapitalization, rights offering or other increase or reduction of shares of outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

Acceleration of Options

     In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option will be assumed or substituted by the successor corporation or a parent or subsidiary of such successor corporation unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant will have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution, the Company will notify the participant that the option will be fully exercisable and will terminate on the expiration of such period.

Non-Assignability

     No rights or accumulated payroll deductions of a participant under the purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

Reports

     Individual accounts will be maintained for each participant in the purchase Plan. Each participant will receive promptly after each exercise date a report of such participant's account setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any, to be returned or carried over to the next Exercise Date.

Amendment and Termination of the Plan

     The board of directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted, nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of the participant. The Purchase Plan may be amended by the board of directors without prior approval of the stockholders of the Company unless such approval is required by applicable law or regulation, including the rules of The Nasdaq Stock Market.

Term of Plan

     The Purchase Plan became effective on July 10, 1995 and shall continue in effect until July 9, 2015 unless terminated earlier by action of the board of directors.

ERISA

     The Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

Source For Securities Covered By the Plan

     The shares subject to the Plan will be newly issued shares issued by the Company and are not expected to be purchased in the open market.

Issuance and Transfer of Stock

     Common Stock may not be issued under the Purchase Plan unless the issuance and delivery of the shares complies with applicable provisions of law, including, without limitation, the Federal Securities Laws, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed and is further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned provisions of law.

     Common Stock issued pursuant to the Purchase Plan, or any interest therein, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject any representations or warranties requested under the Purchase Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

Participation in the Employee Stock Purchase Plan

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determinations to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE OF THIS PROXY STATEMENT. BECAUSE THE CURRENTLY APPLICABLE RULES ARE COMPLEX AND THE TAX LAWS MAY CHANGE AND BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT, EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING FEDERAL (AND ANY STATE AND LOCAL) INCOME TAX CONSEQUENCES. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE STATE OR LOCAL INCOME TAX CONSEQUENCES.

     The Purchase Plan, and the right of participants to make purchase thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax. If the participant disposed of his or her shares at least two years after the date of the option grant (the beginning of the Offering Period), and at least one year from the date the shares were purchased, the lesser of a) the excess of the fair market value of the shares at the time of such disposition over the option price paid, or b) 15% of the fair market value of the shares on the first day of the Offering Period will be treated as ordinary income and any further gain will be taxed at capital gain rates (with rates depending on holding period as described below). If the shares are disposed of before the expiration of such two-year and one-year periods, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income. This excess will be taxed as ordinary income even if no gain is realized on the sale (i.e. the shares are resold for the same or less than the amount paid), or a gratuitous transfer of the shares is made.

     To the extent gain on disposition of shares is capital gain, the gain will be long-term capital gain if the participant disposes of the shares more than 18 months after exercise. Net long-term gains are taxed at the maximum rate of 20% (10% if the participant is in the 15% bracket). If the shares are held for less than 12 months, the gain is short-term gain and taxed at ordinary income rates. If the shares are held more than 12 months, but not more than 18 months, the gain is "mid-term gain" and is taxed at the former maximum long-term capital gains rate of 28% (15% if the individual is in a 15% tax bracket).

     The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from the date of grant or within one year of the date of purchase.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE BY 50,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE SOLD UNDER THE EMPLOYEE STOCK PURCHASE PLAN.

                            PROPOSAL NO. 4

       RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The board of directors has reappointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998. Arthur Andersen LLP has been the Company's certified public accountant since 1995.

     Although not required by California law, the Company seeks shareholder ratification of the appointment of the Company's auditors at each annual meeting. In the event the necessary vote is not obtained, the matters will be returned to the board of directors and Audit Committee for consideration of alternatives. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm anytime during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with opportunity to make a statement if they so desire and to be available to respond to appropriate shareholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

                          5. OTHER BUSINESS

     Management knows of no other matters that may be presented to the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted according to the judgment of the persons named therein.

                      PROPOSALS BY SHAREHOLDERS

     Any proposal that a shareholder wishes to have presented at the 1999 Annual Meeting of shareholders and included in the Company's proxy statement for such meeting must be received by the Company at 6200 Lake Ming
Road, Bakersfield, California 93306 by January 1, 1999. Proposals should be addressed to the attention of Mr. James A. Harrer, President.

May 7, 1998                             By order of the board of directors





                                        Michael S. Noling, Secretary

                                                                Exhibit A

                                        MUSTANG SOFTWARE, INC.

                                                 1994

                                      INCENTIVE STOCK OPTION PLAN

                                                  AND

                                     NONSTATUTORY STOCK OPTION PLAN

(As adopted December 12, 1994 and amended July 10, 1995 and January 17, 1998)


     1.   NAME, EFFECTIVE DATE AND PURPOSE.

          (a) This Plan document is intended to implement and govern two separate stock option plans of MUSTANG SOFTWARE, INC., a California corporation (the "Company"): the Incentive Stock Option Plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal
Revenue Code, as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

          (b) Plan A and Plan B are each established effective as of December 12, 1994. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Internal Revenue Code
Section 1563, in which the Company is also a component member.

     2.   ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

          (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board, one of whom shall be the Chief Executive Officer of the Company. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.

          (d)  Definitions:

               (i) Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in Section 425(d) of the Internal Revenue Code.

               (ii) Parent Corporation: A corporation as defined in Section 425(e) of the Internal Revenue Code.

               (iii)     Subsidiary Corporation:  A corporation as defined in
Section 425(f) of the Internal Revenue Code.

               (iv) Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, or finance) and any other person who performs similar policy-making functions for the Company.

     3.   ELIGIBILITY.

          (a) Plan A: The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Options under Plan A to any key management employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

          (b) Plan B: The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

     4.   STOCK TO BE OPTIONED.

          (a) The maximum aggregate number of shares which may be optioned and sold under Plan A and Plan B is Eight Hundred Fifty Thousand (850,000) shares of authorized Common Stock of the Company. The foregoing constitutes an absolute cumulative limitation on the total number of shares that may be optioned under both Plan A and B. Therefore, at any particular date the maximum aggregate number of shares which may be optioned under Plan A is equal to Eight Hundred Fifty Thousand (850,000) minus the number of shares previously optioned under both Plan A and Plan B and the maximum aggregate number of shares which may be optioned under Plan B is equal to Eight Hundred Fifty Thousand (850,000) minus the number of shares which have been previously optioned under both Plan A and Plan B. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

          (b) Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or
(ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

     5.   OPTION PRICE.

          The Option Price for shares of Common Stock to be issued under either Plan A or Plan B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the

Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized). The fair market value of shares of Common Stock for all purposes of this Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

     6.   TERM OF PLAN.

          Plan A and Plan B shall become effective on December 12, 1994; both Plan A and Plan B shall continue in effect until December 12, 2004 unless terminated earlier by action of the Board. No Option may be granted hereunder after December 12, 2004.

     7.   EXERCISE OF OPTION.

          Subject to the actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

          (a) No Option granted under Plan A may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized (hereinafter the "Option
Grant Date").

          (b) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual
Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not less than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

          (c) Subject to the specific restrictions contained in this Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan A and for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan B. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

          (d) The Board (or the Committee if so authorized by the Board) shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

     8.   RULES APPLICABLE TO CERTAIN DISPOSITIONS.

          (a) Notwithstanding the foregoing provisions of Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (x) date of execution of such agreement or (y) six (6) months after the Option Grant Date, and ending as of the earlier of:

               (i)  the Option Expiration Date; or

               (ii) the date on which the disposition of assets or capital stock contemplated by the agreement is consummated. The exercise of any Option that was made exercisable solely be reason of this Subsection

8(a) shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, this Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

          (b) Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets:

               (i) any unexercised non-vested installments that had become exercisable solely by reason of the provisions of Subsection 8(a) shall again become non-vested and unexercisable as of said termination of such agreement, and
               (ii) the exercise of any option that had become exercisable solely by reason of this Subsection 8(a) shall be deemed ineffective and such installments shall again become non-vested and unexercisable as of said termination of such agreement.

          (c) Notwithstanding the provisions set forth in Subsection 8(a), the Board (or the Committee, if so authorized by the Board) may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "surviving corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the surviving corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the surviving corporation shall not be no more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

     9.   MERGERS AND ACQUISITIONS.

          (a) If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board (or the Committee, if so authorized by the Board) shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided, however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more that the excess of the aggregate fair market value of all shares subject to the substitute Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitute Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

          (b) Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

     10.  TERMINATION OF EMPLOYMENT.

          (a) In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

               (i)  the applicable Option Expiration Date; or

               (ii) a date 30 days after such termination occurs, provided however, that the Board (or the Committee if empowered to so act) may, in the exercise of its discretion, extend said date up to and including a date three months following such termination, with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

          (b) In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

               (i)  the applicable Option Expiration Date; or

               (ii) the first anniversary of the date of death of such Optionee (if applicable); or

               (iii) the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installmentss of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

          (c) For purposes of this Section 10, an Optionee shall be deemed employed by the Company (or affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

     11.  EXERCISE OF OPTIONS.

          (a) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to Section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board of Directors (or the Committee) may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board (or the Committee) such assistance may reasonably be expected to be in the best interests of the Company, and consistent with the Articles of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

              (b) An Option may be exercised in accordance with this Section 11 as to all or any portion of the shares covered by any Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

          (c) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without charging transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may, be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     12.  AUTHORIZATION TO ISSUE OPTIONS AND SHAREHOLDER APPROVAL.

          Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days.

     13.  LIMIT ON VALUE OF OPTIONED SHARES.

          The aggregate fair market value (determined as of the Option Grant
Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this Section 13 shall not apply with respect to Options granted under Plan B.

     14.  PAYMENT OF EXERCISE PRICE WITH COMPANY STOCK.

          The Board (or the Committee, if so authorized) may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common
Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Internal Revenue Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board (or the Committee, if so authorized) in its sole discretion, exercised in good faith.

          The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

          (a) A provision fixing the number of shares which may be issued upon exercise of the Option;

          (b)  A provision establishing the Option exercise price per share;

          (c) A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be less than 20% of the number of shares covered by such Option each year from the Option Grant Date;

          (d)  A provision incorporating therein this Plan by reference;

          (e) A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

          (f) A provision fixing the maximum duration of the Option as not more than ten (10) years from the Option Grant Date for Options granted under either Plan A or Plan B;

          (g) Such representations and warranties by the Optionee as may be required by Section 25 of this Plan or as may be required by the Board (or the Committee) in its discretion;

          (h) Any other restriction (in addition to those established under this Plan) as may be established by the Board (or the Committee) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

          (i) Such other terms and conditions not inconsistent with this Plan as may be established by the Board (or the Committee).

     15.  TAXES, FEES AND EXPENSES.

          The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     16.  WITHHOLDING OF TAXES.

          The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

     17.  AMENDMENT OR TERMINATION OF THE PLAN.

          (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the Option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

          (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     18.  OPTIONS NOT TRANSFERABLE.

          Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     19.  NO RESTRICTIONS ON TRANSFER OF STOCK.

          Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under Section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

     20.  RESERVATION OF SHARES OF COMMON STOCK.

          The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     21.  RESTRICTIONS ON ISSUANCE OF SHARES.

          The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to grant Options or issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation has not been obtained.

     22.  NOTICES.

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optioned Stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

     23.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

     24.  REPRESENTATIONS AND WARRANTIES.

          As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

     25.  NO ENLARGEMENT OF EMPLOYEE RIGHTS.

          This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     26.  INFORMATION TO OPTION HOLDERS.

          During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board (or the Committee, if so authorized) shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the Company assure their access to equivalent information, this Section 26 shall not apply to such employees and plan.

     27.  LEGENDS ON STOCK CERTIFICATES.

          Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the United States Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

          "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

     28.  VOTING RIGHTS OF THE OPTIONED STOCK

          Upon exercise of the Options granted under this Plan, the Optioned Stock issued pursuant to the exercise of such Options shall have the same voting rights as all of the other shares of Common Stock then outstanding.

     29.  SPECIFIC PERFORMANCE.

          The Options granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

     30.  INVALID PROVISION.

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     31.  APPLICABLE LAW.

          This Plan shall be governed by and construed and enforced in accordance with the laws of the State of California.

     32.  SUCCESSORS AND ASSIGNS.

          This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on December 12, 1994 and its subsequent amendment by the Board on July 10, 1995 and January 17, 1998, the Company has caused this Plan to be duly executed by its duly authorized officer.

                                        MUSTANG SOFTWARE, INC.


                                        BY:     /s/ James A. Harrer
                                             James A. Harrer
                                        President, Chief Executive Officer and
                                        Chairman of the Board

                                                             EXHIBIT B

                        MUSTANG SOFTWARE, INC.

                     EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of Mustang Software, Inc. (herein called the "Company").

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986.   The provisions of the Plan
shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock, no par value, of the Company.

          (d) "Compensation" means base pay, plus any amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions (except to the extent that the exclusion of such item for every Employee is specifically directed by the Board or its committee).

          (e) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (f) "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" means any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (h) "Exercise Date" means the last day of each offering period of the Plan.

          (i) "Offering Date" means the first day of each offering period of the Plan.

          (j) "Subsidiary" means any corporation, domestic or foreign, in which the Company owns, directly or indirectly, 50% or more of the voting shares.

     3.   Eligibility.

          (a) General Rule. Any person who is an Employee, as defined in paragraph 2, on the Offering Date of given offering period shall be eligible to participate in such offering period under the Plan, subject to the requirements of paragraph 5 (a) and the limitations imposed by Section 423 (b) of the Code.

          (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 425 (d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or (ii) the rate of withholding under such option would permit the employee's rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-five Thousand Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offerings. The plan shall be implemented by consecutive offering periods of approximately six months, with each offering period commencing on or about the first business day following each July 1 and January 1. The Board shall have the power to change the duration of offering periods, including the commencement dates thereof, with respect to future offerings without shareholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected thereafter.

     5.   Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office not less than 7 days prior to the Offering Date of the first offering period with respect to which it is to be effective, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to such offering period. Once enrolled, the Employee remains enrolled in each subsequent offering of the Plan at the designated payroll deduction unless the Employee withdraws by providing the Company with a written Notice of Withdrawal or files a new subscription agreement prior to the applicable Offering Date changing the Employee's designated payroll deduction.

  (b) Payroll deductions for a participant shall commence with the first payroll following the Offering Date, or the first payroll following the date of valid filing of the subscription agreement, whichever is later, and shall end on the Exercise Date of the offering period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

  6.   Payroll Deductions.

   (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during all subsequent offering periods at a rate not exceeding ten percent (10%), or such other rate as may be determined from time to time by the Board, of the Compensation which he would otherwise receive on such payday, provided that the aggregate of such payroll deductions during any offering period shall not exceed ten percent (10%), or such other percentage as may be determined from time to time by the Board, of the aggregate Compensation which he would otherwise have received during said offering period.

   (b) All payroll deductions authorized by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

   (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may decrease, or increase, the rate of his payroll deductions during an offering period by completing and filing with the Company a new authorization for payroll deduction. No more than two payroll deduction changes will be allowed during an offering period. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization. A participant may decrease or increase the amount of his payroll deductions as of the beginning of an offering period by completing and filing with the Company, at least fifteen (15) days prior to the beginning of such offering period, a new payroll deduction authorization.

   (d) Notwithstanding the foregoing, to the extent necessary, but only to such extent, to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any offering period that the aggregate of all payroll deductions accumulated with respect to such offering period equals (i) 85% of the maximum value of shares permitted to be purchased by one person in any one calendar year by Section 423 (b)(8) of the Code, multiplied by (ii) the portion of a year that the length of such offering period represents. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding offering period, unless terminated by the participant as provided in paragraph 10.

   (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

  7.   Grant of Option.

   (a) On each Offering Date, each participant shall be granted an option to purchase (at the per share option price) up to the number of full shares of the Company's Common Stock arrived at by dividing such participant's total payroll deductions to be accumulated during such offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the Exercise Date; provided that in no event shall an Employee be permitted to purchase a number of shares greater than the "Maximum Cap" during such offering period, and provided further that such purchase shall be subject to the limitations set forth in Paragraphs 3(b) and 12 hereof. The "Maximum Cap" for each offering period shall be the number of shares purchasable under this Plan during that offering period with the maximum payroll deductions permitted by paragraph 6 (d) hereof, based upon the fair market value of the Common Stock at the beginning of such offering period. The fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7
(b) herein.

  (b) The option price per share of such shares shall be the lower of : (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company at the Offering Date; or (ii) eighty-five percent
(85%) of the fair market value of a share of the Common Stock of the Company
at the Exercise Date.   "Fair market value" shall mean, as of any date, the
value of the Company's Common Stock determined as Follows:

   (1) If the Common Stock is listed on any established stock exchange or national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its fair market value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading of Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

       (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or:

       (3) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board.

  8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically at the Exercise Date, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent offering period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies leftover in a participant's account after the Exercise Date shall be returned to the participant.

  9. Delivery. As promptly as practicable after the Exercise Date of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the Exercise Date of each offering period which merely represents a fractional share shall be credited to the participant's account for the next subsequent offering period; any additional cash shall be returned to said participant.

  10.  Withdrawal; Termination of Employment.

   (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date by giving written notice to the Company on a form provided for such purpose. All of the participant's payroll deductions credited to his account will be paid to him as soon as practicable after receipt of his notice of withdrawal, and his option for the current offering period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such offering period or subsequent offering periods, except pursuant to a new subscription agreement filed in accordance with paragraph 6 hereof.

   (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an offering period for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically canceled.

   (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to his account will be returned to him and his option canceled.

   (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the company.

  11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

  12.  Stock.

   (a) The maximum number of shares of the Company's Common Stock which shall be reserved for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7 (a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable after the Exercise Date of such offering period.

   (b) The participant will have no interest or voting rights in shares covered by his option until such option has been exercised.

   (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

  13.  Administration.

  (a) The Plan shall be administered by the Board of Directors of the Company or a committee (the "Committee") appointed by the Board. The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible employees are permitted to participate in the Plan, provided that:

       (i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

       (ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

  (b) Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision
("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

  14.  Designation of Beneficiary.

   (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

   (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may reasonably designate.

  15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

  16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees as soon as practicable following the Exercise Date. Such statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

  18.  Adjustments Upon Changes in Capitalization.

            (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued share of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

   (b) In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

   ( c ) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the offering period then in progress. If the Board shortens the offering period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the offering period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424 (e) of the Code), the Board may , with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration waved by holders of Common Stock and the sale of assets or merger.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding
Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  19.  Amendment or Termination.

            (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination will affect options previously granted. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary, but only to such extent, to comply with Rule 16b-3 under the Exchange Act , or with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval of an amendment in such a manner and to such a degree as so required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for the delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/ or accounting and crediting procedures to ensure that the amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

  20. Notices. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and degree required under the California General Corporate Law.

  22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.